Post-employment benefit obligations	12 Months Ended
Dec. 31, 2025
Schedule Of Amounts Recognized In Consolidated Statements Of Financial Position [Abstract]
Post-employment benefit obligations [Text Block]

17.  Post-employment benefit obligations

The Company maintains two non-contributory defined benefit pension plans covering substantially all employees at its U.S. operating subsidiary, U.S. Silver - Idaho, Inc. One plan covers salaried employees and one plan covers hourly employees. Benefits for the salaried plan are based on salary and years of service. Hourly plan benefits are based on negotiated benefits and years of service. The Company's funding policy is to contribute annually the minimum amount prescribed, as specified by applicable regulations. The expected average service life of the active plan participants as at December 31, 2025 is approximately 9 years.

The amounts recognized in the consolidated statements financial position are as follows:

	December 31,	December 31,
	2025	2024

Present value of funded obligations	25,104	24,876
Fair value of plan assets	22,973	20,984
Deficit of funded plans	$2,131	$3,892

The movements in the defined benefit obligations are as follows:

	December 31,	December 31,
	2025	2024

Obligations, beginning of year	$24,876	$26,176
Current service costs	467	552
Interest costs	1,319	1,238
Benefits paid	(1,331)	(1,308)
Actuarial loss (gain)	(227)	(1,782)
Obligations, end of year	$25,104	$24,876

The movements in the fair value of plan assets are as follows:

	December 31,	December 31,
	2025	2024

Assets, beginning of year	$20,984	$19,639
Return on assets	1,048	976
Actuarial gain	1,092	369
Employer contributions	1,180	1,308
Benefits paid	(1,331)	(1,308)
Assets, end of year	$22,973	$20,984

The amounts recognized in the consolidated statements of loss and comprehensive loss are as follows:

	December 31,	December 31,
	2025	2024

Current service costs, interest costs, and return on assets included in cost of sales	$738	$814

The principal actuarial assumptions are as follows:

	December 31,	December 31,
	2025	2024

Discount rate (expense)	5.50%	4.75%
Discount rate (year end disclosures)	5.50%	5.50%
Future salary increases (salaried plan only)	5.00%	5.00%

A 1% decrease in discount rate would have resulted in approximately $3.2 million increase in the defined benefit obligation from $25.1 million to $28.3 million as at December 31, 2025 (2024: $3.2 million increase in the defined benefit obligation from $24.9 million to $28.1 million). A 1% increase in future salary increases would have resulted in approximately $0.1 million increase in the defined benefit obligation from $25.1 million to $25.2 million as at December 31, 2025 (2024: $0.1 million increase in the defined benefit obligation from $24.9 million to $25.0 million).

Plan assets are fully comprised of pooled or mutual funds. The expected return on plan assets at 5.0% (2024: 5.0%) is determined by considering the expected returns available on the assets underlying the current investment policy. Expected yield on fixed interest investments is based on gross redemption yields as at the end of the reporting period. Expected returns on equity investments reflect long-term real rates of return in the market.

Expected contributions to pension benefit plans for the year ended December 31, 2026 are approximately $1.3 million, inclusive of contributions for fiscal 2025 of $0.3 million. For the year ended December 31, 2025, the actuarial gains charged to other comprehensive income are $1.3 million (2024: actuarial gains of $2.2 million).